UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

CSX Corporation (“CSX”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on Monday, June 5, 2017. The final voting results for each matter submitted to a shareholder vote at the Annual Meeting are set forth below.

Item 1:	The following thirteen persons were elected to the CSX Board of Directors:

	For	Against	Abstain	Broker Non-Votes	Total
Donna M. Alvarado	666,425,458	16,241,546	4,837,303	25,076,168	712,580,475
John B. Breaux	666,537,447	15,443,885	5,522,975	25,076,168	712,580,475
Pamela L. Carter	668,475,333	14,191,610	4,837,364	25,076,168	712,580,475
Steven T. Halverson	666,084,951	16,158,482	5,260,874	25,076,168	712,580,475
E. Hunter Harrison	667,587,908	14,584,915	5,331,484	25,076,168	712,580,475
Paul C. Hilal	660,642,634	18,122,848	8,738,825	25,076,168	712,580,475
Edward J. Kelly, III	660,550,587	21,521,875	5,431,845	25,076,168	712,580,475
John D. McPherson	667,152,792	15,455,365	4,896,150	25,076,168	712,580,475
David M. Moffett	666,872,406	15,658,266	4,973,635	25,076,168	712,580,475
Dennis H. Reilley	672,947,974	9,243,661	5,312,672	25,076,168	712,580,475
Linda H. Riefler	671,879,593	10,327,835	5,296,879	25,076,168	712,580,475
J. Steven Whisler	668,065,255	14,390,358	5,048,694	25,076,168	712,580,475
John J. Zillmer	658,697,219	20,305,771	8,501,317	25,076,168	712,580,475

Item 2:	Shareholders ratified the appointment of Ernst & Young LLP as CSX’s independent registered public accounting firm for 2017, by the votes set forth in the table below:

For	Against	Abstain	Total
697,916,691	11,953,082	2,710,702	712,580,475

Item. 3:	Shareholders approved, on an advisory (non-binding) basis, the compensation of CSX’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
643,937,216	37,892,839	5,674,252	25,076,168	712,580,475

Item 4:	Shareholders approved, on an advisory (non-binding) basis, the holding of future advisory (non-binding) votes on executive compensation on an annual basis, by the votes set forth in the table below:

One Year	Two Year	Three Year	Abstain	Broker Non-Votes	Total
610,069,836	10,124,921	62,813,457	4,496,093	25,076,168	712,580,475

In accordance with the Board of Directors’ recommendation, and based on the results of this advisory vote, the Company will continue to hold an annual advisory vote on executive compensation.

Item 5:	Shareholders approved, on an advisory (non-binding) basis, the reimbursement arrangements sought in connection with the retention of E. Hunter Harrison as Chief Executive Officer of CSX, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
613,330,469	43,649,364	30,524,474	25,076,168	712,580,475

No other matters were submitted for shareholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Andrew L. Glassman
Name:	Andrew L. Glassman
Title:	Vice President & Controller

DATE: June 8, 2017